Exhibit 10.2

AMENDMENT NO. 1 TO

[AMENDED AND RESTATED] EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO [AMENDED AND RESTATED] EMPLOYMENT AGREEMENT (this “Amendment”), is entered into on [ ● ], 2023 (the “Amendment Date”) by and between [ST Shared Services LLC] [Mallinckrodt Enterprises, LLC], a Delaware limited liability company, or any successor thereto (the “Company”), and [ ● ] (the “Executive”).

WHEREAS, the Company and Executive are party to that certain [Amended and Restated] Employment Agreement, dated as of [January 12, 2023] [February 22, 2023] (the “Agreement”);

WHEREAS, the Company and Executive desire to amend certain terms of the non-competition covenant contained in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

Section 1.                The following sentence shall be added to the end of Section 9.02:

“Notwithstanding anything to the contrary in this Agreement, in the event that the Company terminates the Executive’s employment without Cause pursuant to Section 6.04 or the Executive terminates the Executive’s employment with Good Reason pursuant to Section 6.06 and the Company is unable to or fails to make payment within 14 days of the date payment is due under Section 7.0[2] [3] or 7.0[3] or [4], then the Restricted Period solely for purposes of the non-competition covenant in Section 9.02(a) shall be revised to be the period of the Executive’s employment with the Company.”

Section 2.                This Amendment shall be and is hereby incorporated in and forms a part of the Agreement.

Section 3.                All other terms and provisions of the Agreement shall remain unchanged except as specifically modified herein.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

[ST SHARED SERVICES LLC] [MALLINCKRODT ENTERPRISES, LLC]

By:
Name:
Title:

EXECUTIVE

[ ● ]

[Signature Page to Amendment No. 1 to [Amended and Restated] Employment Agreement]